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                                                                    EXHIBIT 10.8

                             OFFICE LEASE AGREEMENT

STATE OF TEXAS      Section

COUNTY OF GREGG     Section

     THIS LEASE AGREEMENT, made and entered into as of the 16 day of MARCH, 1996 by and between the Landlord and Tenant hereinafter named.

                                  WITNESSETH:

     1. Definitions and Basic Provisions. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this lease:

           a. "Landlord":      Judson Plaza, Inc.

           b. "Tenant":        Friedman Industries, Inc.

           c. "Premises":      1121 Judson Road, Suite 124
                               Longview, Texas 75601

 as generally outlined on the plan attached hereto as Exhibit "A". The term "rentable area" as used herein, shall refer to (i) (in the case of single-tenancy floor, all floor area measured from the outside surface of the outer glass of the building to the outside surface of the opposite outer wall, excluding only those areas within the outside walls used for building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts, but including any such areas which are for the specific use of a particular tenant, such as special stairs or elevators; and (ii) in the case of a partial floor, all floor areas within the outside surface of the outer glass enclosing the tenant-occupied portion of the floor and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called "common areas"). No deductions from rentable areas are made for columns or projections necessary to the building. The rentable area in the premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be 2596 square feet, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the premises for occupancy so long as such work is done in accordance with the terms and provisions hereof. The total rentable area of the building shall be 46,889 square feet.

           d.  "Lease term":     A period of 60 months, commencing on MAY 1,
               1996 (the "commencement date") and ending on APRIL 30, 2001.

           e.  "Basic rental":     $24,672.00 per year subject to adjustment as
               provided herein.

           f.  "Monthly rental installment":     $2,056.00

           g.  "Security deposit":      $-O-

           h.  "Permitted use":    An office "Development": the property
               owned by Landlord known as Judson Plaza, Inc., having a street address of 1121 and 1125 Judson Road, Longview, Gregg County, Texas, including the building, all land under and surrounding the building, and all other improvements thereto.

     2. LEASE GRANT. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by the Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the premises (as defined in Paragraph 1.c. hereof) commencing on the commencement date (as defined in Paragraph 1.d. hereof, or as adjusted as hereinafter provided) and ending on the last day of the lease term, unless sooner terminated as herein provided. Landlord shall not be liable for failure to give possession of any previous tenant, tenants, or occupants of same, nor shall such failure impair the validity of this lease, and Tenant agrees to accept possession of the premises on such date as Landlord is able to tender the same and such date shall continue for the lease term described in Paragraph 1.d. hereof. Landlord hereby waives payment of monthly rental installments covering any period prior to the tendering of possession of the premises to Tenant hereunder. If Tenant occupies the premises prior to the commencement date specified in Paragraph 1.d., the commencement date shall be deemed to be changed to coincide with the date of Tenant's occupancy; however, the expiration date of the lease shall remain unchanged, and the amount of the basic rental shall be increased prorata based upon the increased lease term. By occupying the premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's covenants and obligations.

     3. RENT. In consideration of this lease, Tenant promises and agrees to pay Landlord the basic rental (as defined in Paragraph 1.e. hereof) without deduction, counterclaim, or setoff. It is agreed that, notwithstanding anything to the contrary, the premises herein are leased for the basic rental for the lease term hereof, payable at the time of the making of this lease and that the provisions herein contained for the payment of such rent in monthly rental installments (as defined in Paragraph 1.f. hereof) are for the convenience of the Tenant only, and that, upon default in the payment of any monthly rental installment as herein allowed, the whole of the rent hereby reserved for the whole of the lease term herein provided for and then remaining unpaid shall, at the option of the Landlord, become due and payable without notice or demand.

     One such monthly rental installment, together with the security deposit (as defined in Paragraph 1.g. hereof), shall be payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly rental installment shall be due and payable without notice or demand on or before the first
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day of each succeeding calendar month during the term hereof.  A monthly rental installment for any fractional month at the beginning or the end of the lease term shall be prorated.

     IF THE MONTHLY RENTAL INSTALLMENT IS NOT RECEIVED BY THE LANDLORD ON OR BEFORE THE 5TH DAY OF THE MONTH FOR WHICH SAID MONTHLY RENTAL INSTALLMENT IS DUE, a service charge of $35.00 of the monthly rental installment shall become due and payable in addition to the monthly rental installment owed. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late monthly installment payments.

     The security deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to tome, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability caused to Landlord by such event or default. Following any such application of the security deposit, Tenant shall pay to the Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease. If Landlord transfers its interest in the premises during the lease term, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

     4. SERVICES.

        a. Landlord agrees to furnish Tenant, while occupying the premises, at Landlord's sole cost and expense: (i) hot and cold water at those points of supply provided for general use of tenants; (ii) electrical current for Tenant's use and occupancy of the premises to the extent reasonably deemed to be standard by Landlord, provided, however, that all costs for extraordinary or unusual demand for electrical service shall be borne by Tenant; (iii) heating and air conditioning at such times as Landlord normally furnishes such services to all tenants of the building, and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (iv) periodic janitorial services; (v) replacement of building standard light bulbs and tubes.
Initially, the cost of such services shall be paid by Landlord; provided, however, that Landlord is entitled to be partially reimbursed for the costs that it incurs in furnishing these services in accordance with terms and provisions of Paragraph 5 hereinabove.

        b. Landlord does not warrant that any of said specific services will be free from interruption or stoppage, but nevertheless, Landlord shall use reasonable diligence to resume any such interrupted or stopped service. Anything to the contrary notwithstanding, no failure, to any extent, to furnish such services or any stoppage or interruption of these defined services shall render Landlord liable in any respect for damages to either person, property or business, nor shall any such failure, interruption or stoppage of such services be deemed or construed as an eviction, actual or constructive, of a Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement contained in this lease.

     5. LEASEHOLD IMPROVEMENTS. Landlord agrees to install, at Landlord's cost and expense, except as otherwise stated herein, the improvements described in Exhibit "B" attached hereto. Landlord has made no representations as to the condition of the premises or the building, and has made no agreements to remodel, repair or decorate the premises or the building, except as expressly set forth herein.

     6. USE. Tenant shall use the premises only for the permitted use (as defined in Paragraph 1.h. hereof). Tenant will not occupy or use the premises, or permit any portion of the premises to be occupied or used for any business, or permit any portion of the premises to be occupied or used for any business or purpose other than the permitted use, or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor will Tenant permit anything to be done which will in any way increase the rate of fire insurance on the building or its contents; and in the event that there shall be any increase in the rate of insurance on the building or its contents created by Tenant's acts or conduct of business, then such acts of Tenant shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the building. Tenant will maintain the premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, condition or occupancy of the premises. Tenant will not, without the prior written consent of the Landlord, paint, install lighting, window coverings or decoration or install any signs, window or door lettering, or advertising media of any type on or about the premises or any part thereof. Should Landlord agree in writing to any of the foregoing items in the preceding sentence, Tenant will maintain such permitted items in good condition and repair at all times. Tenant shall not have alcohol or illegal drugs on premises.

     7. REPAIRS AND MAINTENANCE.

        a. By Landlord: Landlord shall, at its expense, maintain in good repair and condition, except for reasonable wear and tear, only the roof, foundation, heating and air conditioning systems, common areas, plumbing, elevators (if any), fire protection sprinklers (if any), the structural soundness of the exterior walls, the paving outside the building, and the landscaping. Landlord shall be responsible for pest eradication. Landlord shall also be responsible for replacement or repair of windows and glass damaged due to structural movement, weather conditions, and vandalism by outside persons or Landlord's agents.



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Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

            b. By Tenant: Tenant shall, at its expense and risk, maintain all other parts of the building, the premises and related facilities in good repair and condition, including but not limited to repairs (including all necessary replacements) to the windows, window glass, plate glass, doors and the interior of the premises in general. Tenant will not in any manner deface or injure the building, the premises or related facilities and will pay the cost of repairing any damage or injury done by Tenant or Tenant's agents, employees or invitees. Tenant shall, throughout the term of this lease, take good care of the building, the premises and related facilities and keep them free from waste and nuisance of any kind. If Tenant shall fail to make any repair required hereunder (including all necessary replacement) within fifteen (15) days after written notification to do so, Landlord may, at its option, make such repair, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof together with interest on any such cost which remains unpaid following such demand at the highest rate allowed by law.

       8. Alterations and Improvements. At the expiration or earlier termination of this lease, Tenant shall deliver up the premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear expected, and shall deliver to Landlord all keys to the premises. The cost and expense of any repairs necessary to restore the condition of the premises to the condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to non-structural alterations. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the premises, either by Landlord or Tenant, shall be Landlord's property on termination of this lease and shall remain on the premises, without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this lease if Tenant so elects, and shall be removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installments, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the premises or the primary structure or structural qualities of the building, or the plumbing, electrical lines or other utilities.

        9. Relocation. If the premises covered by this lease constitute less than 20% of the net rentable area of the floor on which the premises is located, Landlord reserves the right to relocate the Tenant to other space within the development comparable to the premises by giving Tenant prior written notice to Landlord's intention to relocate. Landlord intends to exercise needs of other Tenants who occupy more than 20% of the net rentable area of the floor and/or to be able to make a full floor available for lease by a single Tenant.

        10. Common Areas. The use and occupancy by Tenant of the premises shall include the use in common with others entitled thereto of the common areas, parking areas, service roads, loading facilities, sidewalks; however, to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by landlord.

       All common areas described above shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this paragraph. Landlord shall reserve the right to construct, maintain and operate lighting facilities; from time to time to change the area, location, and arrangements of parking areas and other facilities hereinabove referred to; and to restrict parking by tenants, their officers, agents, and employees to employee parking areas.

       All common areas and facilities not within the premises which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed a constructive or actual eviction of Tenant.

        11. Assignment and Subletting. In the event Tenant desires to assign or sublet the premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days prior to the date on which Tenant desires to make such assignment or sublease. Landlord shall within thirty (30) days following receipt of such notice notify Tenant in writing that Landlord elects either (i) to terminate this lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space; or (ii) to permit Tenant to assign or sublet such space, subject, however, to subsequent written approval of the proposed assignee or sublessee by Landlord, which approval shall not be unreasonably withheld. If Landlord should fail to notify Tenant in writing of such election within said thirty-day period, Landlord shall be deemed to have elected (ii) above, but subsequent written approval by Landlord of the proposed assignee or sublessee shall be required. If the rental rate agreed to by Tenant and its subtenant is greater than the rental rate payable hereunder, such excess rental shall be deemed to be additional rental owed by Tenant to Landlord and shall be paid to Landlord at the same time and in the same manner as the basic rental. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and subletting. Notwithstanding any assignment or subletting, Tenant and any guarantor or Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this lease. In the event of the transfer and assignment by Landlord of its interest in this lease and the building containing the premises, Landlord shall thereby by released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

        Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the premises.

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        12. INDEMNITY.  Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord from all fines, suits, claims, demands, losses, and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the premises of the Development caused by the negligence or misconduct or breach of this lease by Tenant, its agents, employees, subtenants, invitees or by any other person entering the building, the premises or the Development, under express or implied invitation of Tenant, or arising out of Tenant's use of the building, the premises, or the Development. Landlord shall not be liable or responsible for any loss or damage to any property, or death or injury to any person, occasioned by theft, fire, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of any governmental body or authority, by other tenants of the building or the Development, or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may result from the repair or alteration of any part of the building, the premises, or the Development, or from the failure to make repairs, or from any cause whatsoever except Landlord's gross negligence.

        14. ESTOPPEL CERTIFICATE. Tenant agrees on the Commencement Date, and from time to time thereafter upon not less than five (5) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, certifying: (i) that this lease is unmodified and in full force and effect (or, if there have been modifications, that this lease is in full effect as modified, and setting forth such modifications); (ii) that Tenant has no defenses, offsets or counterclaims against its obligations to pay the basic rental and adjusted rental and its obligations to perform its other covenants under this lease; (iii) that there are no uncured defaults of landlord or Tenant under this lease; and (iv) the dates to which the basic rental, additional rental and other charges have been paid. Any such statement delivered pursuant to this Paragraph 16 may be relied upon by any prospective purchaser or mortgagee of the Development, or any portion thereof, or any prospective assignee of such mortgagee.

        15. CASUALTY INSURANCE. Landlord shall at all times during the term of this lease maintain a general policy or policies of insurance. Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this lease which Tenant may bring or obtain upon the premises, or any additional improvements which Tenant may construct thereon.

       16. INSPECTION. Landlord or Landlord's representatives shall have the right to enter into and upon any and all parts of the premises at reasonable hours (i) to inspect same or to clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (ii) to show the premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction of Tenant.

        17. CONDEMNATION. If, during the term of this lease, or any extension or renewal thereof, all of the premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease.

       In the event a portion but not all of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by private sale in lieu thereof and the partial taking or condemnation shall render the premises unsuitable for Tenant's business, then Landlord shall have the option, in its sole discretion, of terminating this lease, or at Landlord's sole risk and expense, restoring and reconstructing the premises to the extent necessary to make same reasonably tenantable. Should Landlord elect to restore the premises, this lease shall continue in full force and effect with the rent payable during the unexpired portion of the lease term adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this lease.

       In the event of any condemnation or taking, total or partial, Tenant shall not be entitle to any part of the award or price paid in lieu thereof, hereby expressly waiving any right or claim to any part thereof, and Landlord shall receive the full amount of such award or price.

        18. FIRE OR OTHER CASUALTY. In the event that the premises should be totally destroyed by fire, tornado or other casualty, or in the event the premises or the building should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either Landlord or Tenant may, at its option, terminate this lease, in which event the rent shall be abated during the unexpired portion of this lease effective with the date of such damage. In the event the premises should be damaged by fire, tornado or other casualty covered by Landlord's insurance, and if the necessary rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if such rebuilding or repairs would take more than ninety
(90) days to complete but neither Landlord nor Tenant elects to terminate this lease, then, in either such event, Landlord shall, within thirty (30) days after the date of such damage, commence to rebuild or repair the premises and shall proceed with reasonable diligence to restore the premises to substantially the same condition in which they were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild,


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 repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the building or the premises, or related facilities.

       In the event that the premises are totally untenantable, Landlord shall abate the rent during the time the premises are unfit for occupancy. If the premises are not totally untenable, Landlord shall allow Tenant a fair diminution of rent during the time the premises are unfit for occupancy. In the event any mortgages under a deed of trust, security agreement or mortgage on the Development or the premises should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Development or to the premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

        19. HOLDING OVER. IT IS AGREED THAT LEASE AGREEMENT SHALL AUTOMATICALLY RENEW FOR SIXTY (60) MONTHS AT A RATE NOT TO EXCEED FOUR PERCENT (4%) APRIL 30, 20001 (DATE); IF NOT CANCELED, IN WRITING, BY EITHER LESSOR OR LESSEE 30 DAYS PRIOR TO EXPIRATION DATE.

        Should Tenant, or any of its successors in interest, continue to hold the premises, or any part thereof, after the expiration or automatic extension of this lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rental equal to twice the sum of the monthly rental installment, plus the amount of the most current rental adjustment which may have been made thereto pursuant to Paragraph 4 and 5 hereof. The inclusion of the preceding sentence shall not be construed as Landlord's consent for the Tenant to hold over.

        21. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

            a. Tenant shall fail to pay any monthly rental installment or any portion of the basic rental hereby reserved when due and such failure shall continue for a period of five days after notice by Landlord;

            b. Tenant shall fail to comply with any term, provision or covenant of this lease, other than the payment of rent, and shall not cure such failure within five (5) days after written notice thereof to Tenant;

            c. Tenant shall make an assignment for the benefit of creditors;

            d. Tenant shall file a petition under any section or chapter of National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged a debtor or insolvent in any proceeding filed against Tenant thereunder and such adjudication shall not be vacated or set aside within thirty (30) days;

            e. A receiver or Trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within thirty (30) days;

            f. Tenant shall desert or vacate any substantial portion of the premises for a period of five (5) or more days.

       22. REMEDIES. Upon the occurrence of any event of default specified in Paragraph 23 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

            a. Terminate this lease in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages thereof. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise, including the loss of the basic rental then remaining unpaid;

           b. Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying the premises of any part thereof, by force if necessary, without being liable for prosecution or any claim for such damages therefor, and if Landlord so elects, relet the premises on such terms as Landlord shall deem advisable and receive the rent thereof. Tenant agrees to pay to Landlord or demand any deficiency in basic rental that may arise by reason of such reletting; and

           c. Enter upon the premises by force if necessary, without being liable for prosecution of any claim for damages thereof, and do whatever Tenant is obligated to do under the terms of this lease, and Tenants agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effective compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting from such action.



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            No re-entry or taking possession of the premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this lease, or the deficiency from any reletting of the premises as provided for above shall include without limitation the expense of recovering possession of the premises and any repairs undertaken by Landlord following recovery of possession, and the loss of the basic rental then remaining unpaid.

        23. SURRENDER OF PREMISES. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the premises, and no agreement to accept a surrender of the premises shall be valid unless same be made in writing and subscribed by the Landlord.

        24. ATTORNEY'S FEES. Tenant shall pay to Landlord upon demand all attorney's fees and all expenses and court costs of Landlord incurred in enforcing any of the obligations of Tenant under this lease.

        25. LANDLORD'S LIEN. In addition to the statutory Landlord's lien, Landlord shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant but excluding the financial portfolios of Tenant's customers presently, or which may hereafter be situated on the demised premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of the Landlord until all arrearages in rent, as well as any and all other sums of money then due to Landlord hereunder, shall first have been paid and discharges and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the demised premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant but excluding the financial portfolios of Tenant's customers situated on the premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase, unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Paragraph 30 of this lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Landlord's statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

       26. MECHANIC'S LIEN. Tenant will not permit any mechanic's lien or liens to be placed upon the premises or the Development during the term hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay same. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to the Tenant, the Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of bill therefor, together with interest thereon at the highest rate allowed by law.

       27. WAIVER OF SUBROGATION. Anything in this lease to the contrary notwithstanding, the parties hereto waive any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers, and employees, for any loss or damage that may occur to the premises hereby demised, or any improvements thereto, of the Development of which the premises are a part, by reason of fire, the elements, or any cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers, and employees.

        28. NOTICES. Each provision of this lease, or of any applicable governmental laws, ordinances, regulation, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

        a. All rent and other payment required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Gregg County, Longview, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith;

           b. Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at the respective addresses set out beneath their names below, or at such other address as they have heretofore specified by written notice delivered in accordance herewith:

===============================================================================================
          LANDLORD                     MANAGING AGENT                        TENANT
===============================================================================================
     Judson Plaza, Inc.               Judson Plaza, Inc.           Friedman Industries, Inc.
     P. O. Box 3389                   1125 Judson Road, #180       1121 Judson Road, Suite 124
     Longview,TX 75606-500            Longview,TX 75601            Longview, Tx. 75601
     (903) 234-0024                   (903) 758-5208               758-3431
===============================================================================================

        29. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

        30. SEVERABILITY. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in the event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid, or unenforceable, there be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

       31. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This lease contains the entire agreement between the parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

        32. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this lease.

        33. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, and invitees will comply fully with all requirements of the rules and regulations of the Development and related facilities which are attached hereto as Exhibit "C" and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for safety, care or cleanliness of the Development, the premises, or related facilities, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

       34. BROKER'S OR AGENT'S COMMISSION. Tenant represents and warrants that there are no claims for brokerage commission of finder's fees in connection with the execution of this lease, except as listed below, and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs arising from such claims, including without limitation attorney's fees in connection therewith.

       35. GENDER. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

       36. GUARANTY, JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations imposed upon the Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give guarantor any notices hereunder.

       37. CAPTIONS. The captions contained in this lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this lease.

        38. PLACE OF PERFORMANCE. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of rent, in Gregg County, Longview. Any suit arising from or relating to this agreement shall be brought in Gregg County, Texas.

        39. NO PERSONAL LIABILITY. Tenant agrees to look solely to Landlord's interest in the Development for the recovery of any judgment from Landlord, it being agreed that Landlord, both in its individual corporate capacity and in its capacity as trustee, and the trust for which the Landlord serves as trustee, shall never be personally liable for any such judgment.

        40. SPECIAL PROVISIONS.  NONE



E X E C U T E D  AS OF THE DATE FIRST ABOVE WRITTEN.



LANDLORD:                                TENANT:

JUDSON PLAZA, INC.                       FRIEDMAN INDUSTRIES, INC.


/s/  L. R. ALSTON                        /s/  BEN HARPER
---------------------------------        -------------------------------
By (signature)                           By (signature)

     L. R. Alston                             Ben Harper
---------------------------------        -------------------------------
Name (please type)                       Name (please type)

       C.E.O.                            Senior Vice President - Finance
---------------------------------        -------------------------------
Title                                    Title


                                         -------------------------------
                                         By (signature)


                                         -------------------------------
                                         Name (please type)


                                         -------------------------------
                                         Title

                                 EXHIBIT "A"



Plan showing exact location to be added later and made a part of this lease agreement.

                                  EXHIBIT "B"

Final plans and specifications to be agreed to and initiated by both Landlord and Tenant and made a part of this lease agreement.

       The landlord will construct a passage from Suite 124 to the 448 square feet presently known as Suite 120.



                                  EXHIBIT "C"

        1. Landlord agrees to furnish Tenant two keys to the premises without charge. Additional keys will be furnished at a nominal charge.

        2. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the premises for Tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the building including installation of telephones, telegraph equipment, electrical devices and attachments and installation of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any physical portion of the building.

       3. No Tenant shall at any time occupy any part of the Development as sleeping or lodging quarters.

       4. Tenant shall not place, install or operate on premises or in any part of the Development, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without prior written consent of Landlord.

       5. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

       6. No bird, fowl, dogs, animals or pets of any kind shall be brought into or kept in or about the Development.

       7. Landlord will not permit entrance to Tenant's offices by use of a passkey controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised or employed by Landlord.

       8. None of the entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied, or thrown into these areas, nor shall such areas be used at any time except for ingress or egress by Tenant, Tenant's agents, employees or invitees.

       9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. No person shall waste water by interfering with the faucets or otherwise.

        10. No person shall disturb the occupants of the building by the use of any musical instruments, the making of raucous noises, or other unreasonable use.

        11. Nothing shall be thrown out of the windows of the building, or down the stairways or other passages.

        12. Tenant shall not store any materials, equipment, products, etc., outside the premises as shown on the plans attached hereto.

        13. Tenant shall not erect any sign or insignia upon or in any part of the Development or other portion of the premises without the prior written consent of the Landlord.

        14. Tenant shall comply with all local and federal codes and ordinances. In the event of fire or code problems, Tenant shall comply with said requirements.

        15. Tenants and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on all the Development grounds and surrounding areas.

        16. Corridor and passage doors when not in use shall be kept closed.

        17. All deliveries of other than hand-carried items must be made via the service entrances and service elevators. Any deliveries of an abnormally large, bulky or voluminous nature, such as furniture, office machinery, etc., can be made only after obtaining approval from the Landlord and at those times specified by the Landlord.

        18. Directories will be placed by the Landlord, at Landlord's expense, in the building and no other directories shall be permitted.

        19. No signs, draperies, shutters, window coverings, decorations, hangings or obstructions of any type shall be placed on the skylights or on any doors or windows which are visible from outside the premises without the prior written consent of the Landlord.

        20. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for safety, protection, care, and cleanliness of the Development, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees and invitees, including but not limited to rules and regulations regarding hours of access to the Development, which rules when made and notice thereof given to a tenant shall be binding upon him in a manner as if originally herein prescribed. In the event of any conflict, inconsistency or other difference between the terms and provisions of these rules and regulations and any lease now or hereafter in effect between Landlord and any tenant in the building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord.